                                   EXHIBIT 16


                 SCHEDULES FOR COMPUTATION OF PERFORMANCE DATA

                                THE COVENTRY GROUP
                                EXHIBIT 16
                                TOTAL RETURN
                                VARIABLE FUNDS
                                NO LOAD CALCULATIONS
                                AMCORE VINTAGE EQUITY FUND


AVERAGE ANNUAL TOTAL RETURN
---------------------------

T=(ERV/P) (CARET) 1/N - 1

WHERE:    T=    TOTAL RETURN

          ERV=  ENDING REDEEMABLE VALUE AT THE END
                OF THE PERIOD OF A HYPOTHETICAL
                $1,000 INVESTMENT MADE AT THE
                BEGINNING OF THE PERIOD.

          P=    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

          N=    NUMBER OF YEARS


EXAMPLE:

  SINCE INCEPTION:   (  12/31/85 TO 03/31/97 ):
                     (   4,978.6 /1000 (CARET) (1/(   4108 /365))-1) =  15.33%
  ONE YEAR:          (  03/31/96 TO 03/31/97 ):
                     (   1,183.5 /1000 (CARET) (1/(    365 /365))-1) =  18.35%
  THREE YEAR:        (  03/31/94 TO 03/31/97 ):
                     (   1,780.3 /1000 (CARET) (1/(   1095 /365))-1) =  21.20%
  FIVE YEAR:         (  03/31/92 TO 03/31/97 ):
                     (   1,989.2 /1000 (CARET) (1/(   1825 /365))-1) =  14.74%
  TEN YEAR:          (  03/31/87 TO 03/31/97 ):
                     (   3,630.6 /1000 (CARET) (1/(   3652 /365))-1) =  13.75%

                        THE COVENTRY GROUP
                        EXHIBIT 16
                        TOTAL RETURN
                        VARIABLE FUNDS
                        NO LOAD CALCULATIONS
                        AMCORE VINTAGE FIXED INCOME FUND


AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P)[CARET SYMBOL]1/N-1

WHERE:  T =      TOTAL RETURN

        ERV =    ENDING REDEEMABLE VALUE AT THE END
                 OF THE PERIOD OF A HYPOTHETICAL
                 $1,000 INVESTMENT MADE AT THE
                 BEGINNING OF THE PERIOD.

        P =      A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

        N =      NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:        (12/15/92 TO 03/31/97):
                        (1,242.6/1000[CARET SYMBOL](1/(1567/365))-1) = 5.19%
ONE YEAR:               (03/31/96 TO 03/31/97):
                        (1,031.4/1000[CARET SYMBOL](1/(365/365))-1)  = 3.14%
THREE YEAR:             (03/31/94 TO 03/31/97):
                        (1,160.4/1000[CARET SYMBOL](1/(1095/365))-1) = 5.08%

                               THE COVENTRY GROUP
                               EXHIBIT 16
                               TOTAL RETURN
                               VARIABLE FUNDS
                               NO LOAD CALCULATIONS
                               AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND

AVERAGE ANNUAL TOTAL RETURN

T = (ERV/P)[CARET SYMBOL]1/N-1

WHERE:  T =   TOTAL RETURN

        ERV = ENDING REDEEMABLE VALUE AT THE END
              OF THE PERIOD OF A HYPOTHETICAL
              $1,000 INVESTMENT MADE AT THE
              BEGINNING OF THE PERIOD.

        P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

        N =   NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION:  (02/16/93 TO 03/31/97):
                    (1,210.8/1000[CARET SYMBOL](1/(1504/365))-1) = 4.75%
  ONE YEAR:         (03/31/96 TO 03/31/97):
                    (1,032.2/1000[CARET SYMBOL](1/(365/365))-1)  = 3.22%
  THREE YEAR:       (03/31/94 TO 03/31/97):
                    (1,167.4/1000[CARET SYMBOL](1/(1095/365))-1) = 5.29%

                               THE COVENTRY GROUP
                               EXHIBIT 16
                               TOTAL RETURN
                               VARIABLE FUNDS
                               NO LOAD CALCULATIONS
                               AMCORE VINTAGE FIXED TOTAL RETURN FUND

AVERAGE ANNUAL TOTAL RETURN

T = (ERV/P)[CARET SYMBOL]1/N-1

WHERE:  T =   TOTAL RETURN

        ERV = ENDING REDEEMABLE VALUE AT THE END
              OF THE PERIOD OF A HYPOTHETICAL
              $1,000 INVESTMENT MADE AT THE
              BEGINNING OF THE PERIOD.

        P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

        N =   NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION:  (06/15/95 TO 03/31/97):
                    (1,066.3/1000[CARET SYMBOL](1/(655/365))-1) = 3.64%
  ONE YEAR:         (03/31/96 TO 03/31/97):
                    (1,031.3/1000[CARET SYMBOL](1/(365/365))-1) = 3.13%

                        THE COVENTRY GROUP
                        EXHIBIT 16
                        TOTAL RETURN
                        VARIABLE FUNDS
                        NO LOAD CALCULATIONS
                        AMCORE VINTAGE BALANCED FUND


AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P)[CARET SYMBOL]1/N-1

WHERE:  T =     TOTAL RETURN

        ERV =   ENDING REDEEMABLE VALUE AT THE END
                OF THE PERIOD OF A HYPOTHETICAL
                $1,000 INVESTMENT MADE AT THE
                BEGINNING OF THE PERIOD.

        P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

        N =     NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:        (05/31/95 TO 03/31/97):
                        (1,258.2/1000[CARET SYMBOL](1/(670/365))-1) = 13.33%
ONE YEAR:               (03/31/96 TO 03/31/97):
                        (1,110.5/1000[CARET SYMBOL](1/(365/365))-1) = 11.05%

                        THE COVENTRY GROUP
                        EXHIBIT 16
                        TOTAL RETURN
                        VARIABLE FUNDS
                        NO LOAD CALCULATIONS
                        AMCORE VINTAGE AGGRESSIVE GROWTH FUND


AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P)[CARET SYMBOL]1/N-1

WHERE:  T =     TOTAL RETURN

        ERV =   ENDING REDEEMABLE VALUE AT THE END
                OF THE PERIOD OF A HYPOTHETICAL
                $1,000 INVESTMENT MADE AT THE
                BEGINNING OF THE PERIOD.

        P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

        N =     NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:        (10/02/95 TO 03/31/97):
                        (1,193.4/1000[CARET SYMBOL](1/(547/365))-1) = 12.52%
ONE YEAR:               (03/31/96 TO 03/31/97):
                        (1,093.9/1000[CARET SYMBOL](1/(365/365))-1)  = 9.39%

                        THE COVENTRY GROUP
                        EXHIBIT 16
                        TOTAL RETURN
                        MONEY MARKET FUNDS
                        AMCORE VINTAGE U.S. GOVERNMENT FUND


AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P)[CARET SYMBOL]1/N-1

WHERE:  T =      TOTAL RETURN

        ERV =    ENDING REDEEMABLE VALUE AT THE END
                 OF THE PERIOD OF A HYPOTHETICAL
                 $1,000 INVESTMENT MADE AT THE
                 BEGINNING OF THE PERIOD.

        P =      A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

        N =      NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:        (12/21/92 TO 03/31/97):
                        (1,188.8/1000[CARET SYMBOL](1/(1562/365))-1) = 4.12%
ONE YEAR:               (03/31/96 TO 03/31/97):
                        (1,046.2/1000[CARET SYMBOL](1/(365/365))-1) =  4.62%
THREE YEAR:             (03/31/94 TO 03/31/97):
                        (1,148.6/1000[CARET SYMBOL](1/(1095/365))-1) = 4.73%